SECURITIES AND EXCHANGE
                                   COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 28, 2000

                              JPS AUTOMOTIVE, INC.
                          JPS AUTOMOTIVE PRODUCTS CORP.
           (Exact name of registrants as specified in their charters)

   DELAWARE                         33-75510-01              57-1060375
   DELAWARE                          1-12944                 57-0993690

   (State or other            (Commission file Numbers)     (IRS Employer
   jurisdiction of                                          Identification Nos.)
   incorporation)


                              701 McCULLOUGH DRIVE
                         CHARLOTTE, NORTH CAROLINA 28262
               (Address of principal executive offices) (Zip Code)


       Registrants' telephone number, including area code: (704) 547-8500


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                                                                               2
ITEM 1.  CHANGES IN CONTROL OF REGISTRANT


                  (a) On January 28, 2000, JPS Automotive L.P. ("JPS Automotive") merged with and into its general partner, PACJ, Inc., a Delaware corporation. In connection with and as a result of the merger, PACJ, Inc. changed its name to JPS Automotive, Inc. JPS Automotive, Inc. is hereinafter referred to as the "Surviving Corporation". In the merger, all of the outstanding limited partnership interests previously owned by Collins & Aikman Products Co., a Delaware corporation ("C&A"), were canceled without any payment being made thereon. The partnership interests of the Surviving Corporation as the general partner of JPS Automotive were canceled and no payment was made in respect thereof. The outstanding shares of stock of the Surviving Corporation that C&A owned prior to the effectiveness of the merger were not affected by the merger. In addition, as a result of the merger, the Surviving Corporation became the direct owner of all of the outstanding shares of stock of JPS Automotive Products Corp.

                  The merger was accomplished pursuant to the terms of an Agreement and Plan of Merger dated as of January 1, 2000 between JPS Automotive and the Surviving Corporation. As a condition to the consummation of the merger, JPS Automotive, Inc., as the Surviving Corporation, entered into a Second Supplemental Indenture dated January 28, 2000 pursuant to which the Surviving Corporation assumed, effective as of January 1, 2000, all of the obligations of JPS Automotive under the Indenture dated as of June 28, 1994 (as previously amended, the "Indenture") among JPS Automotive Products Corp., as Issuer, JPS Automotive, as Guarantor, and State Street Bank and Trust Company, as Successor Trustee, and under the 11-1/8% Senior Notes due 2001 (the "Senior Notes) issued pursuant to the terms of the Indenture. No vote or other consent of the holders of the Senior Notes was required by the terms of the Indenture in order to effect the merger.

                  As a result of the merger, the Surviving Corporation has succeeded to all of the obligations of JPS Automotive under the Indenture and the Senior Notes and to all of the obligations of JPS Automotive to file annual, quarterly and other reports under the Securities Exchange Act of 1934. Because the general partnership interest of the Surviving Corporation in JPS Automotive was the only material asset that the Surviving Corporation possessed prior to the effectiveness of the merger, the merger effectively resulted only in a change of the form of organization of JPS Automotive from a Delaware limited partnership to a Delaware corporation. The Surviving Corporation expects that the merger will result in no material change in the financial statements or other disclosure items given to holders of the Senior Notes pursuant to the terms of the Indenture.

                  As part of the process leading to the merger, JPS Automotive requested and was granted permission to continue the listing of the Senior Notes on the New York Stock Exchange, on which they had been listed since their issuance in 1994. The Senior Notes will continue to trade under the symbol "JPS A01". According to the New York Stock Exchange, the last trade effected on the Exchange in the Senior Notes occurred in July 1998.


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                                                                               3

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

                  The exhibits furnished in connection with this Report are as follows:

         Exhibit
         Number            Description

         2.1                        Agreement and Plan of Merger dated as of
                           January 1, 2000 by and between PACJ, Inc. and JPS Automotive L.P.

         4.1                        Second Supplemental Indenture dated January
                           28, 2000 by and among JPS Automotive L.P., JPS Automotive Products Corp., PACJ, Inc. and State Street Bank and Trust Company, as Successor Trustee


SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this Report to be signed on their behalf by the undersigned thereunto duly authorized.
                                          JPS AUTOMOTIVE, INC., successor by
                                   merger to JPS AUTOMOTIVE L.P.
                                          (Registrant)


                                          By: /s/ Eugene A. White
                                              -------------------------------
                                              Title: Vice President-Taxes



                                          JPS AUTOMOTIVE PRODUCTS CORP.
                                          (Registrant)


                                          By: /s/ Eugene A. White
                                              -------------------------------
                                              Title: Vice President-Taxes


Date: February 11,  2000